Proposed
SunCoke Energy
Simplification Transaction
October 31, 2016
Filed by SunCoke Energy, Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: SunCoke Energy Partners, L.P.
Commission File No.: 1-35782
Exhibit 99.2

Important Notice to Investors

SunCoke Simplification Transaction Conference Call
SunCoke
Energy,
Inc.
SunCoke
Energy
Partners,
L.P.
1011 Warrenville Road, Suite 600
1011 Warrenville Road, Suite 600
Lisle, IL 60532
Lisle, IL 60532
Attention:  Investor Relations
Attention:  Investor Relations
Phone:
630-824-1907
Phone:
630-824-1987
E-mail: investorrelations@suncoke.com
E-mail: investorrelations@suncoke.com
IF AND WHEN APPLICABLE, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE
PROXY STATEMENT/PROSPECTUS, AND THE OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN
THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SXC, SXCP, THE PROPOSED MERGER AND
RELATED MATTERS.
PARTICIPANTS IN THE TRANSACTION
If and when SXC and SXCP have entered into a definitive merger agreement, SXC, SXCP, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by such an agreement.
Information regarding directors and executive officers of SXCP’s general partner is contained in SXCP’s Form 10-K for the year ended
December
31,
2015,
which
has
been
filed
with
the
SEC.
Information
regarding
SXC’s
directors
and
executive
officers
is
contained
in
SXC’s
definitive proxy statement dated March 23, 2016, which is filed with the SEC.  A more complete description will be available in the registration statement and the related proxy statement/prospectus if and when filed.
This slide presentation should be reviewed in conjunction with the press release issued on October 31, 2016 from SunCoke Energy, Inc.
(“SXC”) as well as the conference call held on October 31, 2016 at 9:00 a.m. ET.
This slide presentation does not constitute an offer to sell any securities.  Any such offer will be made only by means of a prospectus pursuant to a registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission(the “SEC”), and only if and when a definitive agreement has been entered into by SXC and SunCoke Energy Partners, L.P. (“SXCP”).  The registration statement will include a proxy statement of SXC, an information statement of SXCP, an SXC prospectus and other materials.  If and when available, investors and security holders may obtain a free copy of the applicable proxy statement, information statement, prospectus and other documents filed with the SEC containing information about SXC and SXCP, without charge, at the SEC’s website at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of SXC or SXCP at the following

Forward-Looking Statements

SunCoke Simplification Transaction Conference Call
FORWARD-LOOKING STATEMENTS
Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all.  Moreover, such statements are subject to a number of assumptions, risks and uncertainties.  Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements.  Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially
from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and
Exchange Commission filings of SXC and SXCP.
All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.  Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof.  SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.
Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke Energy Partners, L.P. (SXCP), in contrast with statements of historical facts, are forward-looking statements.  Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,”
“anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Transaction Overview

SunCoke Energy, Inc. (SXC) submitted a proposal to
SunCoke Energy Partners, L.P. (SXCP) Conflicts
Committee to acquire all outstanding units of
SXCP owned by public unitholders in a 100% stock-
for-unit transaction (“Simplification Transaction”)
•
SXCP unitholders would receive ~1.65
SXC shares for
each SXCP common unit
–
Implies 5% premium to closing price on 10/28/16 and
8.8% on ex-distribution basis
–
Transaction taxable to SXCP unitholders and provides tax
basis step-up to SXC
(1)
•
If approved, transaction expected to close by mid-2017
•
Expect existing debt capital structure to remain intact
Upon closing, SXC management intends to
recommend initiation of a $0.0625 quarterly
dividend per share (~2.3% yield)
(2)
SunCoke Simplification Transaction Conference Call
Pro-Forma SXC Organization Structure
(1)
Taxes will vary depending on individual unitholder attributes.
(2)
Based on closing price as of October 28, 2016.
(3)
See appendix for reconciliation.
(4)
Indiana Harbor L.P. is owned 14.8% by DTE Energy.
Existing SXC
Shareholders
Existing SXCP
Unitholders
SXC
Operating
Subsidiaries
SXCP
Operating
Subsidiaries
SunCoke
Energy
Partners LP
~100%
(4)
100%
98%
2%
34.9%
(3)
65.1%
(3)
SunCoke Energy, Inc.
(NYSE: SXC)
SunCoke Energy
Partners GP

Significant Benefits

SunCoke Simplification Transaction Conference Call
Generates
Significant Cash
Flow Accretion
•
Significantly cash flow per share accretive transaction to SXC shareholders
Unlocks Substantial
Synergies
Improves Financial
Flexibility
Expands Universe of
Growth
Opportunities
•
Creates ~$16 million in annual cash flow synergies through public company cost elimination and cash tax efficiencies
•
Results in numerous shareholder-friendly benefits, including simplified governance structure and improved access to capital
•
Enables SXC to initiate attractive dividend and further de-lever balance sheet
•
Enhances
ability
to
fund
future
M&A
and
execute
capital
allocation
priorities
•
Improves access to debt capital markets
•
Eliminates MLP qualifying income limitations on growth
•
Addresses non-competitive MLP cost of capital
•
Enables growth in near-in product and customer adjacencies

Immediately Cash Flow Accretive

SunCoke Simplification Transaction Conference Call
>70% increase in Free Cash Flow
(“FCF”)
(1)
per share driven by:
•
Acquisition of public unitholder
distributions and access to
undistributed cash flow at SXCP
•
Synergies
Illustrative Pro-Forma FCF ~$125M
with potential growth from:
•
Indiana Harbor performance
improvement
•
Incremental CMT business
•
Lower ongoing capex post Indiana
Harbor oven rebuilds
$0.97
$0.25
$1.27
$0.73
Status Quo
FCF / Share
Impact of new
share issue
($0.68)
Pro-Forma
FCF / Share
Synergies
(Tax & Cost)
Acquired
Cash Flow,
After Tax
+74%
($
per
Share)
(2)
(1)
For a reconciliation, please see appendix.
(2)
SXCP public unitholder distributions plus excess distributable cash flow above distributions to unitholders.
(3)
See details and explanation on slide 7.
Consolidation drives significant cash flow accretion
per share
for SXC shareholders
Illustrative Pro-Forma FCF per Share
(1)
(1)
(3)

Simplified Structure Unlocks Synergies

SunCoke Simplification Transaction Conference Call
Significant cash flow synergies
•
Cash tax savings from tax basis step-up and
elimination of remedial income
•
Public company cost savings
Several simplification benefits
•
Streamlined governance structure
•
Access to broader pool of capital as C-Corp
•
Improved trading liquidity
•
Simplified financial reporting
Public Company
Cost Savings
$2
Estimated
Tax Basis
Step-up
$5-8
$7-8
Elimination
of Remedial
Income
($
millions)
(1)
(2)
Cash Flow Synergies
Proposed transaction results in immediate tax and cost synergies
Results in
~$16M of
annual
cash flow
synergies
(1)
Elimination of incremental cash taxes related to tax shield previously provided to
SXCP public unitholders.
(2)
Cash tax benefit related to incremental tax depreciation as a result of the
Simplification Transaction.

Greater Financial Flexibility

SunCoke Simplification Transaction Conference Call
Enhanced financial flexibility
•
Ability to establish sustainable
dividend
•
Enables further (and faster)
de-levering
•
Increases ability to fund
growth
Improved access to capital
markets
•
Removes dependence on MLP
equity markets to fund growth
•
Eliminates cash flow
subordination at SXC and
improves credit profile / debt
capacity
Pro-Forma Capital Allocation Priorities
Free Cash Flow
Establish Dividend
Reduce
Long-Term Debt /
Leverage
M&A
Return
Additional
Capital to
Shareholders
Target
Establish $0.0625
quarterly dividend
Target 3.0x –
3.5x
leverage
Flexibility to
pursue growth and
distribute capital
to shareholders
Growth &
Environmental
CapEx

Coke &
Coal Logistics
Salt
Wood
Pellets
Industrial
Clays
Soda
Ash
Limestone
Customer
Synergies
Product
Synergies
Steel Services
Graphite
Anodes
Carbon Black
Activated
Carbon
DRI / Scrap
Expanded Growth Opportunities
9
SunCoke Simplification Transaction Conference Call
Core
Businesses
2
nd
Level Adjacencies
(Industrial Materials)
1
st
Level
Adjacencies
(Steel & Carbon)
Removes MLP qualifying income
limitation
Focuses on and enables growth
within
1
st
level
adjacencies
•
Focus on sectors in which SunCoke
can add value via core competencies
(i.e., businesses with customer or
product synergies)
•
Likelihood for cost of capital
advantages
in
1
st
level
adjacencies
•
Maintains portfolio cohesiveness
•
Potential cash flow / business mix
diversification enhances credit profile
Simplification Transaction better positions SunCoke for growth in core and adjacent verticals
M&A Framework –
Moving Toward the Core
Calcined Coke

Transaction Roadmap

SunCoke Simplification Transaction Conference Call
Several steps needed to finalize Simplification Transaction
•
Negotiate transaction and execute merger agreement with SXCP Conflicts Committee
•
File S-4 Registration Statement with SEC
•
Distribute Proxy Statement to SXC shareholders and establish record-date for shareholder vote
•
SXC shareholder vote to approve transaction including issuance of SXC shares for exchange with SXCP unitholders
•
SXCP Information Statement to unitholders
–
SXC owns 53.9% of SXCP common units, which is sufficient to approve transaction on SXCP unitholder’s behalf
•
Receive consent from SXCP credit facility lenders (no other lender approvals required)
•
Close transaction –
subject to customary closing conditions
If approved, potential for transaction to close by mid-2017

Transaction Summary

SunCoke Simplification Transaction Conference Call
Transaction is significantly cash flow per share accretive
to SXC shareholders
Simplified structure results in meaningful cash flow
synergies and provides numerous shareholder-friendly
benefits
Increased financial flexibility results in ability to initiate dividend, de-lever balance sheet and fund potential
growth
Elimination of MLP qualifying income restrictions
facilitates pursuit of near-in adjacencies
Potential for Significant Shareholder Value Creation

QUESTIONS

Investor Relations 630-824-1907 www.suncoke.com

APPENDIX

Definitions

SunCoke Simplification Transaction Conference Call
•
Adjusted EBITDA
represents earnings before interest, (gain) loss on extinguishment of debt, taxes, depreciation and amortization (“EBITDA”), adjusted for impairments, coal rationalization costs, changes to our contingent consideration liability related to our acquisition of CMT and the expiration of certain acquired contractual obligations, and interest, taxes, depreciation and amortization and impairments attributable to our equity method investment.  EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted
EBITDA is an important measure of the operating performance and liquidity of the Company's net assets and its ability to incur and service debt, fund capital expenditures and make distributions.  Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not
be
considered
a
substitute
for
net
income,
operating
cash
flow
or
any
other
measure
of
financial
performance
presented
in
accordance
with GAAP.
•
EBITDA
represents
earnings
before
interest,
taxes,
depreciation
and
amortization.
•
Adjusted
EBITDA
attributable
to
SXC/SXCP
represents
Adjusted
EBITDA
less
Adjusted
EBITDA
attributable
to
noncontrolling
interests.
•
Adjusted
EBITDA/Ton
represents
Adjusted
EBITDA
divided
by
tons
sold/handled.
•
Coal
Rationalization
expense
/
(income)
includes
employee
severance,
contract
termination
costs
and
other
costs
to
idle
mines
incurred
during
the execution of our coal rationalization plan.
•
Legacy
Costs
include
costs
associated
with
former
mining
employee-related
liabilities
net
of
certain
royalty
revenues.
•
Free Cash Flow
represents Adjusted EBITDA less cash interest, cash taxes, ongoing capital expenditures plus distributions from SXCP (if applicable) plus or minus adjustments for non-cash items.

Definitions

SunCoke Simplification Transaction Conference Call
•
Distributable Cash Flow
equals Adjusted EBITDA plus sponsor support and Coal Logistics deferred revenue; less net cash paid for interest expense,
ongoing
capital
expenditures,
accruals
for
replacement
capital
expenditures
and
cash
distributions
to
noncontrolling
interests;
plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership
Agreement.  Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of SXCP's financial statements, such as industry analysts, investors, lenders and rating agencies use to assess:
•
SXCP's operating performance as compared to other publicly traded partnerships, without regard to historical cost basis;
•
the ability of SXCP's assets to generate sufficient cash flow to make distributions to SXCP's unitholders;
•
SXCP's ability to incur and service debt and fund capital expenditures; and
•
the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
We believe that Distributable Cash Flow provides useful information to investors in assessing SXCP's financial condition and results of operations.
Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with GAAP.  Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities.  Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, our definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.
•
Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets.  Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures, such as growth or environmental capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used.
•
Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.

SXC 2016E Guidance Reconciliation
(1)
Coal rationalization costs includes employee severance, contract termination costs and other costs to idle mines incurred during the execution of our coal rationalization plan.
(2)
Beginning in the second quarter of 2016, in response to the SEC’s May 2016 update to its guidance on the appropriate use of non-GAAP financial measures, Adjusted EBITDA no longer includes Coal Logistics deferred revenue until it is recognized as GAAP Revenue.
(3)
Represents Adjusted EBITDA attributable DTE Energy’s interest in Indiana Harbor, as well as to SXCP public unitholders. Adjusted EBITDA attributable to SXCP includes a special deduction for the general partner in an amount equal to the corporate cost reimbursement holiday,
in
this
case assuming a $28 million deduction in 2016. Actual capital allocation decisions to be made quarterly.
17
SunCoke Simplification Transaction Conference Call
($ in millions)
2016E
Low
2016E
High
Net cash provided by Operating activities
$150
$170
Depreciation and amortization expense
106
106
(Gain) / loss on extinguishment of debt
(20)
(27)
Loss on divestiture of business
14
14
Changes in working capital and other
6
3
Net Income
$44
$74
Depreciation and amortization expense
106
106
Interest expense, net
62
58
(Gain) / loss on extinguishment of debt
(20)
(27)
Income tax expense / (benefit)
6
17
Loss on divestiture of business
14
14
Coal rationalization costs
(1)
2
1
Coal Logistics deferred revenue
(2)
-
-
Contingent consideration adjustments
(4)
(8)
Adjusted EBITDA (Consolidated)
$210
$235
Adjusted EBITDA attributable to noncontrolling interests
(3)
(105)
(111)
Adjusted EBITDA attributable to SXC
$105
$124

SXCP 2016E Guidance Reconciliation

SunCoke Simplification Transaction Conference Call
(1)
Adjusted EBITDA attributable to noncontrolling
interest represents SXC’s 2% interest in Haverhill, Middletown and Granite City cokemaking facilities.
(2)
Represents SXC corporate cost reimbursement holiday/deferral for Q1 and Q2 2016. Actual capital allocation and distribution decisions to be made quarterly.
(3)
Coal Logistics deferred revenue adjusts for coal and liquid tons the Partnership did not handle, but are included in Distributable
Cash Flow as the
associated take-or-pay fees are billed to the customer. Deferred revenue on take-or-pay contracts is recognized into GAAP income annually based on the
terms of the contract.
(4)
Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.
($ in millions)
2016E
Low
2016E
High
Net Cash Provided by Operating Activities
$149
$163
Depreciation and amortization expense
74

74

(Gain) / Loss on debt extinguishment
(20)

(27)

Changes in working capital and other
(7)

(11)

Net Income
$102
$127
Depreciation and amortization expense
74

74

Interest expense, net
57

53

(Gain) / Loss on debt extinguishment
(20)

(27)

Income tax expense
1

1

Contingent consideration adjustments
(4)

(8)

Adjusted EBITDA
$210
$220
EBITDA attributable to noncontrolling interest
(1)
(3)

(3)

Adjusted EBITDA attributable to SXCP
$207
$217
Plus:
   Corporate cost holiday/deferral
(2)
14

14

   Coal Logistics deferred revenue
(3)
-

-

Less:
   Ongoing capex (SXCP share)
(12)

(12)

   Replacement capex accrual
(8)

(8)

   Cash interest accrual
(53)

(49)

   Cash tax accrual
(4)
(1)

(1)

Distributable cash flow
$147
$161

Reconciliation to Illustrative FCF/Share

SunCoke Simplification Transaction Conference Call
(1)
Based on mid-point of 2016E SXC Consolidated Adjusted EBITDA guidance.
(2)
Based on mid-point of 2016E Adjusted EBITDA attributable to SXCP EBITDA guidance.
(3)
Annualized cash interest based on debt outstanding as of September 30, 2016.
(4)
Based on mid-point of 2016E SXC cash tax guidance.
(5)
Based on 2016E guidance. Ongoing capex excludes environmental and growth related capital expenditures.
(6)
Adjustment for non-cash stock compensation expense based on 2016 run-rate through September 30, 2016.
(7)
Assumes full-year cash flow based on current SXCP quarterly distribution rate of $0.5940/LP unit, or ~$2.38 annualized.
(8)
Incremental cash taxes due to higher income which was previously allocable to SXCP public unitholders.
($ in millions, except per share amounts)
Status Quo
($ in millions, except per share amounts)
Pro-Forma
Adjusted EBITDA (Consolidated)
(1)
$223
Adjusted EBITDA (Consolidated) - Status Quo
(1)
$223
Adjusted EBITDA attributable to SXCP
(2)
(212)

Cost synergies
2

SXC Asset Level EBITDA
$11
Adjusted EBITDA (Consolidated) - Pro-Forma
$225
SXC cash interest, net
(3)
(4)

Consolidated cash interest, net
(3)
(55)

SXC cash taxes
(4)
(7)

Tax synergies
14

SXC Ongoing capex
(5)
(28)

Consolidated cash taxes, excluding tax synergies
(8)
(26)

Adjustment for non-cash items
(6)
7

Consolidated Ongoing capex
(5)
(40)

LP distributions from SXCP
(7)
60

Adjustment for non-cash items
(6)
7

GP/IDR distributions from SXCP
(7)
8

Free Cash Flow (FCF)
$125
Free Cash Flow (FCF)
$47
Pro-Forma SXC shares outstanding (millions)
98.6

SXC shares outstanding (millions)
64.2

FCF/Share -- Pro-Forma
$1.27
FCF/Share -- Status Quo
$0.73

Reconciliation of Pro-Forma Ownership

SunCoke Simplification Transaction Conference Call
1.65 SXC shares
per SXCP unit
(millions, except per share amounts)
SXCP Closing Price (At close 10/28/2016)
16.95
$
Premium Proposed to SXCP Conflicts Committee
5.0%
Implied Proposal Price per Unit
17.80
$
Units held by SXCP Public Unitholders
20.8

Implied Total Purchase Price
$370
SXC Share Price (At close 10/28/16)
10.76
$
Implied SXC Shares Issued to SXCP Unitholders
34.4

Exisiting SXC Shares Outstanding
64.2

Implied Total Shares Outstanding
98.6

Pro-forma Ownership by Exisiting SXC Shareholders
65.1%
Pro-forma Ownwership by Exisiting SXCP Unitholders
34.9%
Memo: Implied Premium to ex-Distribution of $0.5940
8.8%